Exhibit 10.24

Río Cuarto, February 27, 2017

MOLINO CAÑUELAS S.A.

Kennedy N° 160, Cañuelas

Province of Buenos Aires

Argentine Republic

Re.: Proposal for Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services. PROPOSAL OF ADDENDUM No. 2

Dear Sirs,

On behalf of COMPAÑÍA ARGENTINA DE GRANOS S.A. (hereinafter referred to as “CAGSA”), I, Carlos A. Navilli, D.N.I. [National ID Document No.] 12,657,137, am pleased to submit to MOLINO CAÑUELAS S.A.C.I.F.I.A. (hereinafter referred to as MC and, jointly with CAGSA, the “PARTIES”) the following proposal for an amendment to the Proposal for the Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services (hereinafter referred to as the “Proposal”) dated December 1, 2016 (hereinafter referred to as  “ADDENDUM No. 1”).

WHEREAS:

(i) Clause 6.2. of the Proposal states that MC must the Stock-in-Trade price by one of the mechanisms legally in effect prior to 03/31/2017;

(ii) As of the date of this Addendum No. 2, there are authorizations and other pending matters to be resolved by CAGSA that have prevented MC from assuming absolute control of all of the business units of which the Stock-in-Trade is composed; and

(iii) It is the intention of the PARTIES to extend the payment term so that the payment may be made once MC is able to fully operate the Stock-in-Trade.

NOW, THEREFORE, THE PARTIES hereby agree as follows:

ONE: The PARTIES shall extend the payment term established in Clause 6.2. of the Proposal according to the following payment term for the price balance:

1) An amount of $80,000,000 (eighty million Argentine pesos) must be paid prior to March 31, 2018; and

2) An amount of $350,000,000 (three hundred million Argentine pesos) must be paid prior to March 31, 2019.

TWO: The payments mentioned in the foregoing clause must be made by one of the legal mechanisms in effect.

THREE: All of the terms and conditions of all clauses of the Proposal that were not subject to amendment in this ADDENDUM No. 2 shall remain in full force and effect and shall govern the contractual relationship between THE PARTIES until their termination.

FOUR: This proposal of ADDENDUM No. 2 shall be understood to be accepted by MC if it sends a letter to CAGSA accepting it under the reference “ACCEPTANCE OF ADDENDUM No. 2,” within a term of 15 (fifteen) days of its receipt.

Sincerely,

[illegible signature]

[stamp:] Compañía Argentina de Granos. Proxy.

Carlos A. Navilli

Proxy

COMPAÑÍA ARGENTINA DE GRANOS S.A.

Cañuelas, February 28, 2017

COMPAÑÍA ARGENTINA DE GRANOS S.A.

Gobernador Guzmán N° 1253

City of Río Cuarto, Province of Córdoba

Argentine Republic

Re.: Proposal for Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services. ACCEPTANCE OF ADDENDUM No. 2

Dear Sirs,

As proxy of MOLINO CAÑUELAS S.A.C.I.F.I.A., I, Ricardo A. Navilli, D.N.I. [National ID No.] 13,420,134, would like to inform you of our acceptance of ADDENDUM NO. 2 dated February 27, 2017.

[illegible signature]

[stamp:] Molino Cañuelas S.A.C.I.F.I.A. Proxy.

Ricardo A. Navilli

D.N.I. 13,420,134

Proxy

MOLINO CAÑUELAS S.A.C.I.F.I.A.

Cañuelas, February 28, 2017

COMPAÑÍA ARGENTINA DE GRANOS S.A.

Gobernador Guzmán N° 1253

City of Río Cuarto, Province of Córdoba

Argentine Republic

Re.: Proposal for Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services. NOTICE THAT IT SHALL EXERCISE THE OPTION TO PURCHASE TRADEMARKS AND LOGOS.

Dear Sirs,

On behalf of MOLINO CAÑUELAS S.A.C.I.F.I.A. (hereinafter referred to as “MC”), I, Carlos A. Navilli, D.N.I. D.N.I. [National ID Document No.] 12,657,137, would like to inform COMPAÑÍA ARGENTINA DE GRANOS S.A. (hereinafter referred to as “CAGSA”) within the framework of the Proposal for the Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services (hereinafter referred to as the “Proposal”) by which we are bound, that MC shall exercise the option to purchase CAGSA trademarks and logos pursuant to Clause 2.1.3. of the Proposal.

Sincerely,

[illegible signature]

[stamp:] Molino Cañuelas S.A.C.I.F.I.A. Proxy.

Carlos A. Navilli

Proxy

MOLINO CAÑUELAS S.A.C.I.F.I.A.